EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION



  Name:  Stonehill Capital Management LLC
  Address:  885 Third Avenue, 30th Floor, New York, NY 10022
  Designated Filer:  Stonehill Institutional Partners, L.P.
  Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
  Date of Event Requiring Statement:  6/28/04

  Signature:  /S/ JOHN MOTULSKY, A MANAGING MEMBER
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  Name:  Stonehill Advisers LLC
  Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
  Designated Filer:  Stonehill Institutional Partners, L.P.
  Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
  Date of Event Requiring Statement:   6/28/04

  Signature:  /S/ JOHN MOTULSKY, A MANAGING MEMBER
              ------------------------------------


  Name:  Stonehill Offshore Partners Limited
  Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
  Designated Filer:  Stonehill Institutional Partners, L.P.
  Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
  Date of Event Requiring Statement:   6/28/04

  Signature:  /S/ JOHN MOTULSKY, A MANAGING MEMBER OF STONEHILL ADVISERS LLC,
              ITS INVESTMENT ADVISER
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  Name:  John Motulsky
  Address:  c/o Stonehill Capital Management LLC, 885 Third Avenue,
            30th Floor, New York, NY 10022
  Designated Filer:  Stonehill Institutional Partners, L.P.
  Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
  Date of Event Requiring Statement:  6/28/04

  Signature:  /S/ JOHN MOTULSKY
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  Name:  Wayne Teetsel
  Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
  Designated Filer:  Stonehill Institutional Partners, L.P.
  Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
  Date of Event Requiring Statement:   6/28/04

  Signature:  /S/ WAYNE TEETSEL
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  Name:  Christopher Wilson
  Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
  Designated Filer:  Stonehill Institutional Partners, L.P.
  Issuer & Ticker Symbol:  Wheeling-Pittsburgh Corporation (WPSC)
  Date of Event Requiring Statement:   6/28/04

  Signature:  /S/ CHRISTOPHER WILSON
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